Description of Business	12 Months Ended
Dec. 31, 2019
Organization Consolidation And Presentation Of Financial Statements [Abstract]
Description of Business
(1)	Description of Business

We are an interventional oncology company focused on the treatment of primary and metastatic liver cancers. Our lead product candidate, Melphalan Hydrochloride for Injection for use with the Delcath Hepatic Delivery System, or Melphalan/HDS, is designed to administer high-dose chemotherapy to the liver while controlling systemic exposure and associated side effects. In Europe, Melphalan/HDS is approved for sale under the trade name Delcath CHEMOSAT ® Hepatic Delivery System for Melphalan, or CHEMOSAT.

Our primary research focus is on ocular melanoma liver metastases, or mOM, and intrahepatic cholangiocarcinoma, or ICC, a type of primary liver cancer, as well as certain other cancers that are metastatic to the liver. We believe that the disease states we are investigating are unmet medical needs that represent significant market opportunities.

In the United States, Melphalan/HDS is considered a combination drug and device product and is regulated as a drug by the United States Food and Drug Administration, or the FDA. The FDA has granted us six orphan drug designations, including three orphan designations for the potential use of the drug melphalan for the treatment of patients with mOM, hepatocellular carcinoma and ICC. Melphalan/HDS has not been approved for sale in the United States.

In Europe, our CHEMOSAT product is regulated as a Class IIb medical device and received its CE Mark in 2012. We are commercializing the CHEMOSAT system in select markets in the United Kingdom and the European Union, or EU, where we believe the prospect of securing reimbursement coverage for the use of CHEMOSAT is strongest.

Liquidity and Going Concern

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying consolidated financial statements during the year ended December 31, 2019, the Company incurred net operating losses of $8.9 million and used $23.7 million of cash for its operating activities. These factors among others raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

The Company’s existence is dependent upon management’s ability to obtain additional funding sources or to enter into strategic alliances. Adequate additional financing may not be available to us on acceptable terms, or at all. If the Company is unable to raise additional capital and/or enter into strategic alliances when needed or on attractive terms, it would be forced to delay, reduce or eliminate our research and development programs or any commercialization efforts. There can be no assurance that the Company’s efforts will result in the resolution of the Company’s liquidity needs. If Delcath is not able to continue as a going concern, it is likely that holders of its common stock will lose all of their investment. The accompanying consolidated financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

The Company anticipates incurring additional losses until such time, if ever, that it can generate significant sales. At December 31, 2019, management believed that its capital resources were adequate to fund operations through June 2020. Additional working capital will be required to continue operations. Operations of the Company are subject to certain risks and uncertainties, including, among others, uncertainty of product development and clinical trial results; uncertainty regarding regulatory approval; technological uncertainty; uncertainty regarding patents and proprietary rights; comprehensive government regulations; limited commercial manufacturing, marketing or sales experience; and dependence on key personnel.